FIRST AMENDMENT TO CERTAIN
              OPERATIVE AGREEMENTS

      THIS  FIRST AMENDMENT TO CERTAIN  OPERATIVE
AGREEMENTS  dated  as of August  31,  1999  (this
"Amendment")  is  by and among  PERFORMANCE  FOOD
GROUP  COMPANY,  a  Tennessee  corporation   (the
"Lessee"  or  the  "Construction  Agent");  FIRST
SECURITY  BANK, NATIONAL ASSOCIATION, a  national
banking  association,  not individually  (in  its
individual capacity, the "Trust Company"), except
as  expressly  stated herein, but solely  as  the
Owner  Trustee  under the PFG Real  Estate  Trust
1997-1  (the  "Owner Trustee", the "Borrower"  or
the   "Lessor");  the  various  banks  and  other
lending  institutions which  are  parties  hereto
from  time  to  time as lenders (subject  to  the
definition  of  Lenders  in  Appendix  A  to  the
Participation  Agreement  (hereinafter  defined),
individually,  a  "Lender" and collectively,  the
"Lenders"); FIRST UNION NATIONAL BANK, a national
banking association ("First Union"), as the agent
for  the  Lenders  and  respecting  the  Security
Documents, as the agent for the Lenders  and  the
Holders,  to  the extent of their  interests  (in
such  capacity, the "Agent"); the  various  banks
and  other lending institutions which are parties
hereto   from   time  to  time  as   holders   of
certificates issued with respect to the PFG  Real
Estate Trust 1997-1 (subject to the definition of
Holders   in  Appendix  A  to  the  Participation
Agreement,    individually,   a   "Holder"    and
collectively, the "Holders"). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in Appendix A to the Participation Agreement.


              W I T N E S S E T H:

      WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of August 29, 1997 (the "Participation
Agreement").

      WHEREAS, the parties to this Amendment wish
to  amend the Participation Agreement and certain
other agreements, instruments and other documents
to which they are a party (or to which certain of
them  are a party) in connection with an increase
in   the   commitments  described   therein   and
established thereby.


                A G R E E M E N T

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

                     PART I
                AMENDMENTS TO THE
             PARTICIPATION AGREEMENT

      1.1  The definition of "Holder Commitments"
is deleted in its entirety from Appendix A to the Participation Agreement and replaced with the following:

        "   "Holder   Commitments"   shall   mean
$1,410,000, provided, that the Holder Commitment of each Holder shall be as set forth in the Trust
Agreement."

      1.2  The definition of "Lender Commitments"
is deleted in its entirety from Appendix A to the Participation Agreement and replaced with the following:

        "   "Lender   Commitments"   shall   mean
$45,590,000; provided, if there shall be more than one (1) Lender, the Lender Commitment of each Lender shall be as set forth in Schedule 1.1 to the Credit Agreement as such Schedule 1.1 may be amended and replaced from time to time."

                     PART II
                AMENDMENTS TO THE
                 TRUST AGREEMENT

      2.1   Schedule I to the Trust Agreement  is
deleted in its entirety and replaced with the following:

                           SCHEDULE I

                       HOLDER COMMITMENTS


        Name of Holder                  Holder Commitment

   First Union National Bank                 $705,000
    SunTrust Bank, Atlanta                   $705,000


     2.2  Exhibit A to the Trust Agreement is
hereby deleted in its entirety and replaced with the exhibit attached hereto as Annex 1.



                            PART III
                        AMENDMENTS TO THE
                        CREDIT AGREEMENT

     3.1  Schedule 1.1 to the Credit Agreement is
deleted in its entirety and replaced with the following:

                          Schedule 1.1

                                           Tranche A               Tranche B
                                           Commitment              Commitment
Name and Address of Lenders            Amount/Percentage     Amount/Percentage

First Union National Bank            $16,098,000  38.92%    $1,506,455  35.61%
c/o First Union Capital
Markets Group DC-6
301 South College Street
Charlotte, North Carolina 28288-0166
Attention: Mr. Peter M. Budko,
           Director-Real Estate
           Capital Markets
Telephone: (704) 383-1949
Telecopy:  (704) 383-6205

Hibernia National Bank               $15,750,000  38.08%    $1,750,000  41.37%
313 Carondelet Street
New Orleans, Louisiana  70130
Attention: Mr. Lloyd Drum
           Assistant Vice President
Telephone: (504) 533-2263
Telecopy:  (504) 533-5344

SunTrust Bank, Atlanta               $ 9,512,000  23.00%    $  973,545  23.02%
25 Park Place
Mail Code 118
Atlanta, Georgia  30303
Attention: Mr. C. Gray Key,
           Vice President
Telephone: (804) 782-5237
Telecopy:  (804) 782-5413

      3.2  Exhibit A-1 to the Credit Agreement is
hereby deleted in its entirety and replaced with the exhibit attached hereto as Annex 2.

      3.3  Exhibit A-2 to the Credit Agreement is
hereby deleted in its entirety and replaced with the exhibit attached hereto as Annex 3.


                     PART IV
                AMENDMENTS TO THE
               SECURITY AGREEMENT

      4.1  The first paragraph of the Preliminary
Statement to the Security Agreement is deleted in its entirety and replaced with the following:

      "Pursuant  to  the  Credit  Agreement,  the
Lenders  have severally agreed to make  Loans  to
the Borrower in an aggregate amount not to exceed
the Lender Commitments upon the terms and subject
to  the  conditions  set  forth  therein,  to  be
evidenced  by  the Notes issued by  the  Borrower
under  the  Credit Agreement.   Pursuant  to  the
Trust Agreement, the Holders have agreed to purchase the ownership interests of the Trust created thereby in an aggregate amount not to exceed the Holder Commitments upon the terms and subject to the conditions set forth therein, to be evidenced by the Certificates issued by the Borrower under the Trust Agreement. The Borrower is, or shall be upon the date of the initial
Advance with respect to each Property, the legal and beneficial owner of such Property (except the Borrower may have a leasehold interest in certain
Land pursuant to one (1) or more Ground Leases)."


      IN WITNESS WHEREOF, the parties hereto have
caused  this  Amendment to be  duly  executed  by
their   respective   officers   thereunto    duly
authorized as of the day and year first above written.


         PERFORMANCE FOOD GROUP COMPANY, as
         the Construction Agent and as the Lessee


         By:
         Name:
         Title:


         FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner
         Trustee under the PFG Real Estate Trust 1997-1


         By:
         Name:
         Title:


         FIRST UNION NATIONAL BANK, as a Holder,
         as a Lender and as the Agent


         By:
         Name:
         Title:



        SUNTRUST BANK, ATLANTA, as a Holder and
        as a Lender

        By:
        Name:
        Title:

        By:
        Name:
        Title:



        HIBERNIA NATIONAL BANK, as a Lender

        By:
        Name:
        Title:




                     ANNEX 1
                       TO
                    AMENDMENT






          Exhibit A to Trust Agreement



                    EXHIBIT A

              AMENDED AND RESTATED
           FORM OF HOLDER CERTIFICATE

    FIRST SECURITY BANK, NATIONAL ASSOCIATION

                  TRUSTEE UNDER

   TRUST AGREEMENT DATED AS OF AUGUST 29, 1997


               HOLDER CERTIFICATE

          PFG REAL ESTATE TRUST 1997-1


                                __________, 19__


      FIRST  SECURITY BANK, NATIONAL ASSOCIATION,
as  trustee  (herein in such capacity called  the
"Owner   Trustee")  under  that   certain   Trust
Agreement  dated  as  of  August  29,  1997   (as
amended, supplemented or otherwise modified  from
time   to   time,   herein  called   the   "Trust
Agreement",   the  defined  terms   therein   not
otherwise  defined herein being used herein  with
the  same meanings), among the several banks  and
other  financial institutions from time  to  time
parties  to  the Trust Agreement as  the  initial
Holders  and the Owner Trustee, hereby  certifies
for   the   benefit  of  ___________________   as
follows:  (i) this Holder Certificate is a Holder
Certificate referred to in Section 3.1(d) of  the
Trust  Agreement,  which Holder  Certificate  has
been issued by the Owner Trustee pursuant to  the
Trust  Agreement and (ii) subject  to  the  prior
payment  of Notes to the extent provided  for  in
Section 10.7 of the Participation Agreement,  and
to  the  assignment, pledge or  mortgage  of  the
Trust Estate to secure the Notes as set forth  in
the  applicable Operative Agreements, the  holder
of  this  Holder  Certificate  has  an  undivided
beneficial  interest in properties of  the  Owner
Trustee constituting part of the Trust Estate and
is  entitled to receive as provided in the  Trust
Agreement, a portion of the Rent received  or  to
be   received  by  the  Owner  Trustee  for   the
Properties, as well as a portion of certain other payments which may be received by the Trustee pursuant to the terms of the Operative Agreements as more particularly set forth therein.

     This Holder Certificate amends, restates and
replaces  in  its  entirety that  certain  Holder
Certificate  dated September 12, 1997  issued  by
the Owner Trustee in favor of           .

      All amounts payable hereunder and under the
Trust  Agreement  shall be  paid  only  from  the
income  and  proceeds from the Trust  Estate  and
only  to the extent that the Owner Trustee  shall
have  received sufficient income or proceeds from
the  Trust  Estate  to  make  such  payments   in
accordance with the terms of the Trust Agreement, except as specifically provided in Section 6.1 of the Trust Agreement; and the holder hereof, by its acceptance of this Holder Certificate, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to the holder hereof as provided in the Trust Agreement and that, except as specifically provided in the Trust
Agreement, the Owner Trustee is not personally liable to the holder hereof for any amount payable under this Holder Certificate or the Trust Agreement.

      The  amounts  payable to the holder  hereof
pursuant to the Trust Agreement shall be paid  or
caused to be paid by the Owner Trustee to, or for
the  account of, such Holder, or its nominee,  by
transferring such amount in immediately available
funds   to  a  banking  institution  or   banking
institutions with bank wire transfer facilities for the account of such Holder or as otherwise instructed in writing from time to time by such Holder.

      This Holder Certificate shall mature, and all amounts payable to the holder hereof pursuant to the Trust Agreement shall be due, on the Maturity Date.

      This  Holder Certificate shall bear a yield
on  the  unpaid amount hereof from time  to  time
outstanding   hereunder  and  under   the   Trust
Agreement at the Holder Yield as provided in the Trust Agreement. The Holder Yield on this Holder
Certificate shall be computed as provided in the Trust Agreement and shall be payable at the rates, at the times and from the dates specified in the Trust Agreement.

       From  and  after  the  execution  of   the
Participation Agreement, the rights of the holder
of   this  Holder  Certificate  under  the  Trust
Agreement  as well as the beneficial interest  of
the  holder of this Holder Certificate in and  to
the  properties of the Owner Trustee constituting
part  of  the  Trust  Estate,  are  subject   and
subordinate to the rights of the holders  of  the
Notes  to  the extent provided in the  applicable
Operative Agreements.  The Trust Estate has  been
or will be assigned, pledged and mortgaged to the
Agent,  on behalf of the Lenders and the Holders,
as   security  for  the  Notes  and  the   Holder
Certificates.  Reference is hereby  made  to  the
Trust Agreement, the Participation Agreement, the
Credit Agreement, the Security Agreement and  the
Notes  for statements of the rights of the holder
of  this Holder Certificate and of the rights  of
the  holders of, and the nature and extent of the
security  for,  the  Notes,  as  well  as  for  a
statement  of  the  terms and conditions  of  the
trusts created by the Trust Agreement, to all  of
which  terms  and  conditions the  holder  hereof
agrees   by   its  acceptance  of   this   Holder
Certificate.

     The holder hereof, by its acceptance of this Holder Certificate, agrees not to transfer this Holder Certificate except in accordance with the terms of the Trust Agreement and the other
Operative Agreements.

     THIS HOLDER CERTIFICATE SHALL BE INTERPRETED
AND  THE  RIGHTS AND LIABILITIES OF  THE  PARTIES
HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL
LAWS  (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS)
AND  DECISIONS  OF THE STATE OF  NORTH  CAROLINA.
WHENEVER  POSSIBLE EACH PROVISION OF THIS  HOLDER
CERTIFICATE  SHALL BE INTERPRETED IN SUCH  MANNER
AS  TO  BE  EFFECTIVE AND VALID UNDER  APPLICABLE
LAW,   BUT  IF  ANY  PROVISION  OF  THIS   HOLDER
CERTIFICATE  SHALL BE PROHIBITED  BY  OR  INVALID
UNDER  APPLICABLE  LAW, SUCH PROVISION  SHALL  BE
INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION  OR
INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF
SUCH  PROVISION  OR THE REMAINING  PROVISIONS  OF
THIS HOLDER CERTIFICATE.





       IN   WITNESS   WHEREOF,  the   undersigned
authorized officer of the Owner Trustee has executed this Holder Certificate as of the date first set forth above.


        FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly set forth herein, but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1


         By:
         Name:
         Title:




                     ANNEX 2
                       TO
                    AMENDMENT




         Exhibit A-1 to Credit Agreement



                   Exhibit A-1

              AMENDED AND RESTATED
                 TRANCHE A NOTE

         (PFG Real Estate Trust 1997-1)


                               ___________, 199__


      FOR  VALUE RECEIVED, the undersigned, FIRST
SECURITY BANK, NATIONAL ASSOCIATION, not  in  its
individual  capacity, but  solely  as  the  Owner
Trustee  under the PFG Real Estate  Trust  1997-1
(the "Borrower"), hereby unconditionally promises
to  pay  to the order of [Lender] (the "Lender"),
at  the  office  of  First Union  National  Bank,
located  at Charlotte, North Carolina or at  such
other  address as may be specified by First Union
National  Bank,  in lawful money  of  the  United
States  of  America and in immediately  available
funds, on the Maturity Date, the principal amount
of  the aggregate unpaid principal amount of  all
Tranche  A  Loans  made  by  the  Lender  to  the
Borrower  pursuant to Section 2.1 of  the  Credit
Agreement  (as  defined  below).   The   Borrower
agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit
Agreement.

      This Note amends, restates and replaces  in
its  entirety that certain Tranche A  Note  dated
September  12, 1997 executed by the  Borrower  in
favor  of  [Lender]  in the principal  amount  of
Dollars ($               ).

      The  holder  of this Note is authorized  to
endorse on the schedules annexed hereto and  made
a  part hereof or on a continuation thereof which
shall  be attached hereto and made a part  hereof
the  date, Type and amount of each Tranche A Loan
made  pursuant  to the Credit Agreement  and  the
date and amount of each payment or prepayment  of
principal thereof, each continuation thereof  and
each  conversion of all or a portion  thereof  to
another   Type.   Each  such  endorsement   shall
constitute  prima facie evidence of the  accuracy
of the information endorsed.  The failure to make
any   such  endorsement  or  any  error  in  such
endorsement shall not affect the obligations of the Borrower in respect of such Loan.

      This  Note  (a)  is one (1)  of  the  Notes
referred to in the Credit Agreement dated  as  of
August  29,  1997  (as amended,  supplemented  or
otherwise modified from time to time, the "Credit
Agreement"), among the Borrower, the Lender,  the
other banks and financial institutions from  time
to  time parties thereto and First Union National
Bank  ,  as  the  Agent, (b) is  subject  to  the
provisions  of  the  Credit Agreement  (including
without limitation Section 9.18 thereof) and  (c)
is  subject  to optional and mandatory prepayment
in  whole  or in part as provided in  the  Credit
Agreement.   Reference  is  hereby  made  to  the
Credit   Documents  for  a  description  of   the
properties   and  assets  in  which  a   security
interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

      Upon the occurrence of any one (1) or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

       Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

       THIS  NOTE  SHALL  BE  GOVERNED  BY,   AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE
LAW OF THE STATE OF NORTH CAROLINA.


        FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1


        By:
        Name:
        Title:


                     ANNEX 3
                       TO
                    AMENDMENT






         Exhibit A-2 to Credit Agreement


                   Exhibit A-2

              AMENDED AND RESTATED
                 TRANCHE B NOTE

         (PFG Real Estate Trust 1997-1)


                                  _________, 19__


      FOR  VALUE RECEIVED, the undersigned, FIRST
SECURITY BANK, NATIONAL ASSOCIATION, not  in  its
individual  capacity, but  solely  as  the  Owner
Trustee  under the PFG Real Estate  Trust  1997-1
(the "Borrower"), hereby unconditionally promises
to pay to the order of [Lender] (the "Lender") at
the  office of First Union National Bank  located
at  Charlotte,  North Carolina or at  such  other
address  as  may  be  specified  by  First  Union
National  Bank,  in lawful money  of  the  United
States  of  America and in immediately  available
funds, on the Maturity Date, the principal amount
of  the aggregate unpaid principal amount of  all
Tranche  B  Loans  made  by  the  Lender  to  the
Borrower  pursuant to Section 2.1 of  the  Credit
Agreement  (as  defined  below).   The   Borrower
agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in Section 2.8 of such Credit
Agreement.

      This Note amends, restates and replaces  in
its  entirety that certain Tranche B  Note  dated
September  12, 1997 executed by the  Borrower  in
favor  of  [Lender]  in the principal  amount  of
Dollars ($               ).

      The  holder  of this Note is authorized  to
endorse on the schedules annexed hereto and  made
a  part hereof or on a continuation thereof which
shall  be attached hereto and made a part  hereof
the  date, Type and amount of each Tranche B Loan
made  pursuant  to the Credit Agreement  and  the
date and amount of each payment or prepayment  of
principal thereof, each continuation thereof  and
each  conversion of all or a portion  thereof  to
another   Type.   Each  such  endorsement   shall
constitute  prima facie evidence of the  accuracy
of the information endorsed.  The failure to make
any   such  endorsement  or  any  error  in  such
endorsement shall not affect the obligations of the Borrower in respect of such Loan.

      This  Note  (a)  is one (1)  of  the  Notes
referred to in the Credit Agreement dated  as  of
August  29,  1997  (as amended,  supplemented  or
otherwise modified from time to time, the "Credit
Agreement"), among the Borrower, the Lender,  the
other banks and financial institutions from  time
to  time parties thereto and First Union National
Bank,  as  the  Agent,  (b)  is  subject  to  the
provisions  of  the  Credit Agreement  (including
without limitation Section 9.18 thereof) and  (c)
is  subject  to optional and mandatory prepayment
in  whole  or in part as provided in  the  Credit
Agreement.   Reference  is  hereby  made  to  the
Credit   Documents  for  a  description  of   the
properties   and  assets  in  which  a   security
interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

      Upon the occurrence of any one (1) or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

      All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

       Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

     THIS NOTE SHALL BE GOVERNED BY, AND
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE
LAW OF THE STATE OF NORTH CAROLINA.


        FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, but solely as the Owner Trustee under the PFG Real Estate Trust 1997-1


        By:
        Name:
        Title: